       1 -- EXHIBIT 23.3

                                                                Exhibit 23.3

                            ACCOUNTANTS' CONSENT

The Boards of Directors
Vitramon, Incorporated and Vitramon Limited (UK):

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  KPMG Peat Marwick

Short Hills, New Jersey
July 19, 1994